Exhibit 10.4

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00297 Contractor Change Number: SCT3072

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: July 23, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: TRA INCREASE DUE TO COVERED ITEMS – FITTINGS ONLY (PER April ES-003 REPORT)
The EPC Agreement between the Parties listed above is changed as follows:

BACKGROUND:
In accordance with Section 2b of Attachment FF, Parties have agreed to increase the Total Reimbursement Amount (TRA) in the amount of the Actual Tariffs paid under Section 232 with respect to the Covered Items – “Fittings” category only in Attachment FF, Schedule FF-1.

CHANGE:

1.First Amended Attachment FF, First Amended Schedule FF-1 (U.S. Tariffs and Duties Basis and Assumptions) - shall be updated as provided in Attachment 1 to this Change Order to increase the Total Reimbursement Amount by $981,783 due to Change from the Baseline Tariff percentage applied to lesser of Assumed Commercial Value and Actual Commercial value of the Covered Items for imports under “Fittings” category only through April 2, 2026. The $981,783 reflects Tariffs paid under Section 232 only.

For clarity:

•This Change Order excludes any Tariff and Duties related to tariffs imposed under International Emergency Economic Powers Act (“IEEPA”) which will be subject to a separate Change Order
• Additional quantities of the Covered Items - Fittings are expected to be imported by Contractor. The updated First Amended Schedule FF-1 attached hereto will be subject to additional revision to include the Actual Tariffs paid on such future shipments of the Fittings category.

Attachments supporting this Change Order:
Attachment 1 – First Amended Schedule FF-1, as updated by this Change Order

Adjustment to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$170,351,564
3)	The Contract Price prior to this Change Order was	$3,212,685,564
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$3,212,685,564

Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones): N/A Impact on Maximum Cumulative Payment Schedule: N/A
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $30,591,032 to 31,572,815, an increase of $981,783.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to exceptions herein: Initials: SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement~~
~~and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

July 23, 2026	July 23, 2026
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00311 Contractor Change Number: SCT3077

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: August 5, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK CURRENT INDEX VALUE UPDATES FOR Q2-2026
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q2-2026 are:

•WIRE AND CABLE (COPPER)
•CONSTRUCTION FUEL

CHANGE

1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
▪Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 – Contract Price Adjustment Calculation

Adjustment to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$170,351,564
3)	The Contract Price prior to this Change Order was	$3,212,685,564
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	[***]
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	[***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$1,133,902
7)	The new Contract Price including this Change Order will be	$3,213,819,466
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.

The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00311_SCT3077 will be incorporated in Change Order EC00313_SCT3078 to be executed in 3Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00311_SCT3077 will be incorporated in Change Order EC00313_SCT3078 to be executed in 3Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change: Initials: SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement~~
~~and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

August 5, 2026	August 5, 2026
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00305 Contractor Change Number: SCT3076

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 23, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: UNIT 17 MODIFICATIONS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

BACKGROUND

To improve Unit 17 operability, controllability, flexibility, and robustness under varying operating conditions, this Change Order incorporates the modifications described below for Train 3.

CHANGE
Contractor shall perform the Work described below in accordance with the execution basis and the assumptions, exclusions, and clarifications incorporated into this Change Order.

1. Hot Oil System Control Improvement, System 141-00
Contractor shall install a 1-inch, Class 300# control valve with standard trim in parallel with existing control valve TV-171314. The valve shall be sized to provide approximately 10% of the flow capacity of existing control valve TV-171314.

Train 3 Execution Basis:
The installation work will be performed prior to the Substantial Completion of Train 3.

2. Benzene Measurement Enhancement, System 117-00
Contractor shall perform the following modifications to the benzene-measurement systems:
•AP/AT/AE171260 (C-1751 outlet gas line).
•AP-171495 and AT/AE-171385 (V-1755 liquid outlet line).

For sample probes AP-171495 and AP-171260 no changes are included.

For gas chromatograph and sample conditioning system AT/AE-171385, there is only software reconfiguration required to report benzene composition. This will be performed by Contractor’s subcontractor as part of commissioning.

For gas chromatograph and sample conditioning system AT/AE-171260 Contractor shall provide new analyzer with benzene-measurement capability.

Train 3 Execution Basis:
This scope includes replacing the existing analyzer with newly purchased upgraded analyzer prior to the Substantial Completion of Train 3.

3. Reflux Recovery Tie-Ins, Systems 117-01 and 117-02
Contractor shall install two 4-inch stainless-steel tie-in connections for Systems 117-01 and 117-02, including the associated isolation valves, prior to the Substantial Completion of Train 3.

4. Assumptions, Exclusions and Clarifications

•Notwithstanding the requirements of Section 6.2A, 6.4 and Section 6.8(b) of the Agreement and subject to the requirements of Section 6.10, if the scope performed under this Change Order delays the commencement, prosecution or completion of the Work, Contractor shall be entitled to a separate Change Order for the adjustment to the Key Dates, if such delay affects the performance of any Work that is on the critical path of the Monthly Updated CPM Schedule.

•Contractor’s Warranties provided in the Agreement apply to the Work described in this Change Order. Contractor specifically excludes any Warranties or guarantees that implementation of these design modifications will have the outcome that Owner intends with respect to maximizing the flexibility of the Unit 17 operability, controllability, and robustness under varying operating conditions.

•This Change Order does not change the basis of design for the feed gas battery limit conditions for which the Train 3 Liquefaction Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.

•This Change Order does not change the basis of design for the feed gas composition for which the Train 3 Liquefaction Facility is designed as defined in Attachment A, Schedule A-2, Section 7.4.1 Table 3: Feed Gas Composition.

Attachments: None

Adjustment to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$171,485,466
3)	The Contract Price prior to this Change Order was	$3,213,819,466
4)	The Aggregate Equipment Price will be increased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be increased by this Change Order in the amount of	$606,000
7)	The new Contract Price including this Change Order will be	$3,214,425,466
Adjustment to Key Dates:
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria: (insert N/A if no changes or impact; attach additional documentation if necessary)

Impact on Payment Schedule (including, as applicable, Payment Milestones):

All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00305_SCT3076 will be incorporated in Change Order EC00313_SCT3078 to be executed in 3Q-2026.

Impact on Maximum Cumulative Payment Schedule:

All Impacts to Attachment C (Maximum Cumulative Payment Schedule) resulting from this Change Order EC00305_SCT3076 will be incorporated in Change Order EC00313_SCT3078 to be executed in 3Q-2026.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: Will be assessed prior to Substantial Completion of Train 3.

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change subject to exceptions herein:Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change, subject to the below:~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 23, 2026	September 23, 2026
Date of Signing	Date of Signing

CHANGE ORDER

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey EPC Agreement of Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00313 Contractor Change Number: SCT3078

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: September 24, 2026

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT C – UPDATE FOR Q3 2026 CHANGE ORDERS

BACKGROUND
Owner and Contractor executed Change Orders to the Agreement that deferred the changes to Attachment C (Payment Schedule). The changes to Attachment C from each of the Change Orders listed in Table 1 (Previously Executed Change Orders Requiring Incorporation into Attachment C) are to be incorporated into Attachment C as provided for in this Change Order EC00313_SCT3078.

Table 1 – Previously Executed Change Orders Requiring Incorporation into Attachment C

[***]

CHANGE

The EPC Agreement between the Parties listed above is changed as follows:

1.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) – This appendix shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

2.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) – This schedule shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) – This schedule shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustment to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$172,091,466
3)	The Contract Price prior to this Change Order was	$3,214,425,466
4)	The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$—
5)	The Aggregate Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
6)	The total Aggregate Equipment, Labor and Skills Price will be unchanged by this Change Order in the amount of	$—
7)	The new Contract Price including this Change Order will be	$3,214,425,466
Adjustment to Key Dates
The following Key Dates are modified:

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.

The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A

Impact to other Changed Criteria:

Impact on Payment Schedule (including, as applicable, Payment Milestones):

The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2. Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.

Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A

Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A

[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Contractor

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

September 24, 2026	September 24, 2026
Date of Signing	Date of Signing